                     FIRST AMENDMENT TO TERM LOAN AGREEMENT

      THIS FIRST AMENDMENT TO TERM LOAN AGREEMENT dated as of February 2, 2006 (the "Amendment") is entered into among Matria Healthcare, Inc., a Delaware corporation (the "Borrower"), the Guarantors party hereto, the Lenders party hereto and Bank of America, N.A., as Administrative Agent and Collateral Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Term Loan Agreement (as defined below).

                                    RECITALS

      WHEREAS the Borrower, the Guarantors, the Lenders and Bank of America, N.A, in its capacity as Administrative Agent and Collateral Agent entered into that certain Term Loan Agreement dated as of January 19, 2006 (as amended or modified from time to time, the "Term Loan Agreement"); and

      WHEREAS, the Borrower has requested that the Lenders amend the Term Loan Agreement as set forth below;

      NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1.    Amendments. The Term Loan Agreement is hereby amended as follows:

            (a) The definition of "Intercreditor Agreement" in Section 1.01 of the Term Loan Agreement is hereby amended to read as follows:

                  "Intercreditor Agreement" means the Intercreditor Agreement, dated as of the Closing Date, among the Collateral Agent, the First Lien Collateral Agent, the Control Agent and the Borrower, as amended in accordance with the terms hereof and thereof.

            (b) The definition of "Related Parties" in Section 1.01 of the Term Loan Agreement is hereby amended to read as follows:

                  "Related Parties" means, with respect to any Person, such
            Person's Affiliates and the partners, directors, officers, employees, agents, trustees and advisors of such Person and of such Person's Affiliates.

            (c) Section 8.03(f) of the Term Loan Agreement is hereby amended as follows:

                  (f) Indebtedness under the First Lien Loan Documents in an aggregate principal amount not to exceed $520,000,000 at any one time outstanding as increased, amended or refinanced in accordance with the terms of the Intercreditor Agreement;

            (d) The language preceding the proviso in Section 11.06(f) of the Term Loan Agreement is hereby amended to read as follows:

            Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including, without limitation, any pledge or assignment to secure obligations to a Federal Reserve Bank;

            (e) Clause (a) in the first sentence of Section 11.07 of the Term Loan Agreement is hereby amended to read as follows:

            (a) to its Affiliates and to its and its Affiliates' respective partners, directors, officers, employees, agents, trustees, advisors and representatives and to any direct or indirect contractual counterparty (or such contractual counterparty's professional advisor) under any Swap Contract relating to Loans outstanding under this Agreement (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Confidential Information and instructed to keep such Confidential Information confidential),

      2. Consent. (a) Notwithstanding the terms of Section 2.03(c) of the Term Loan Agreement, the Lenders hereby agree that the Borrower may prepay the Term Loan on the date hereof in an aggregate principal amount of $20,000,000 without having to pay the Lenders any prepayment fee or premium in connection with such prepayment, (b) the Lenders hereby consent to and approve the First Amendment to Credit Agreement dated as of the date hereof entered into among the Borrower, the Guarantors, the First Lien Lenders and Bank of America, N.A., in its capacity as First Lien Agent and the First Lien Collateral Agent, a copy of which is attached hereto as Exhibit A (the "First Amendment to Credit Agreement") and (c) the Lenders hereby (i) consent to and approve the First Amendment to Intercreditor Agreement dated as of the date hereof entered into among the Collateral Agent, the First Lien Collateral Agent, the Control Agent and the Borrower, a copy of which is attached hereto as Exhibit B ("First Amendment to Intercreditor Agreement") and (ii) authorize and direct the Collateral Agent and the Control Agent to enter into the First Amendment to Intercreditor Agreement on behalf of the Lenders.

      3. Conditions Precedent. This Amendment shall be effective upon satisfaction of the following conditions precedent:

            (a) Receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, the Guarantors, the Lenders and the Administrative Agent; and

            (b) Receipt by the Administrative Agent of a copy, certified by a Responsible Officer of the Borrower as true and complete, of the First Amendment to Credit Agreement.

      4. Miscellaneous.

            (a) The Term Loan Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

            (b) Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Term Loan Agreement or the Loan Documents.

            (c) Each Loan Party hereby represents and warrants as follows:

                  (i) Each Loan Party has taken all necessary action to
            authorize the execution, delivery and performance of this Amendment.

                  (ii) This Amendment has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties' legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (iii) No consent, approval, authorization or order of, or
            filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Amendment.

            (d) The Loan Parties represent and warrant to the Lenders that (i) the representations and warranties of the Loan Parties set forth in
      Article VI of the Term Loan Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

            (e) This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

            (f) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  [remainder of page intentionally left blank]

      Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                  MATRIA HEALTHCARE, INC.,
                           a Delaware corporation

                           By:   /s/ Parker H. Petit
                           -----------------------------------------------------
                           Name:  Parker H. Petit
                           Title:  Chairman and CEO

GUARANTORS:                MATRIA WOMEN'S AND CHILDREN'S HEALTH, LLC,
                           a Delaware limited liability company

                           By:   /s/ Parker H. Petit
                           -----------------------------------------------------
                           Name:  Parker H. Petit
                           Title:  Chairman

                           MATRIA CASE MANAGEMENT, INC.,
                           a Georgia corporation

                           By:   /s/ Parker H. Petit
                           -----------------------------------------------------
                           Name:  Parker H. Petit
                           Title:  President

                           MIAVITA, INC.,
                           a Georgia corporation

                           By:   /s/ Parker H. Petit
                           -----------------------------------------------------
                           Name:  Parker H. Petit
                           Title:  Chairman

                           MATRIA HEALTH ENHANCEMENT COMPANY,
                           a Delaware corporation

                           By:   /s/ Parker H. Petit
                           -----------------------------------------------------
                           Name:  Parker H. Petit
                           Title:  Chairman

                           DIABETES ACQUISITION, INC.,
                           a Georgia corporation

                           By:   /s/ Parker H. Petit
                           -----------------------------------------------------
                           Name:  Parker H. Petit
                           Title:  President

                           GAINOR MEDICAL ACQUISITION COMPANY,
                           a Georgia corporation

                           By:   /s/ Parker H. Petit
                           -----------------------------------------------------
                           Name:  Parker H. Petit
                           Title:  President

                           FACET TECHNOLOGIES, LLC,
                           a Georgia limited liability company

                           By:   /s/ Parker H. Petit
                           -----------------------------------------------------
                           Name:  Parker H. Petit
                           Title:  Chairman

                           MATRIA HEALTHCARE OF ILLINOIS, INC.,
                           a Georgia corporation

                           By:   /s/ Parker H. Petit
                           -----------------------------------------------------
                           Name:  Parker H. Petit
                           Title:  President

                           MATRIA OF NEW YORK, INC.,
                           a New York corporation

                           By:   /s/ Parker H. Petit
                           -----------------------------------------------------
                           Name:  Parker H. Petit
                           Title:  President

                           QUALITY ONCOLOGY, INC.,
                           a Delaware corporation

                           By:   /s/ Parker H. Petit
                           -----------------------------------------------------
                           Name:  Parker H. Petit
                           Title:  Chairman

                           WINNINGHABITS, INC.,
                           a Delaware corporation

                           By:   /s/ Parker H. Petit
                           -----------------------------------------------------
                           Name:  Parker H. Petit
                           Title:  Chairman

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                           WINNINGHABITS.COM, LTD.,
                           a Texas limited partnership

                           By:   /s/ Parker H. Petit
                           -----------------------------------------------------
                           Name:  Parker H. Petit
                           Title:  Chairman

                           WINNINGHABITS GP, INC.,
                           a Delaware corporation

                           By:   /s/ Parker H. Petit
                           -----------------------------------------------------
                           Name:  Parker H. Petit
                           Title:  Chairman

                           WINNINGHABITS LP, INC.,
                           a Delaware corporation

                           By:   /s/ Parker H. Petit
                           -----------------------------------------------------
                           Name:  Parker H. Petit
                           Title:  Chairman

                           CORSOLUTIONS MEDICAL, INC.,
                           a Delaware corporation

                           By:   /s/ Parker H. Petit
                           -----------------------------------------------------
                           Name:  Parker H. Petit
                           Title:  Chairman and CEO

                           CORSOLUTIONS INC.,
                           a Delaware corporation

                           By:   /s/ Parker H. Petit
                           -----------------------------------------------------
                           Name:  Parker H. Petit
                           Title:  Chairman and CEO

                           HEALTH AND PRODUCTIVITY CORPORATION OF AMERICA, INC., a Delaware corporation

                           By:   /s/ Parker H. Petit
                           -----------------------------------------------------
                           Name:  Parker H. Petit
                           Title:  Chairman and CEO

ADMINISTRATIVE
AGENT:                     BANK OF AMERICA, N.A.,
                           as Administrative Agent and Collateral Agent

                           By:   /s/ Kristine Thennes
                           -----------------------------------------------------
                           Name:  Kristine Thennes
                           Title:  Vice President

LENDERS:                   BANK OF AMERICA, N.A.,
                           as a Lender, Swing Line Lender and L/C Issuer

                           By:   /s/ William H. Powell
                           -----------------------------------------------------
                           Name:  William H. Powell
                           Title:  Senior Vice President